©2025 Concentra Inc. All rights reserved. Concentra Investor Presentation J.P. Morgan Healthcare Conference January 2026

2 Forward-Looking Statements This presentation contains forward-looking statements that express Concentra Group Holdings Parent, Inc.'s (“Concentra,” the “Company,” “we,” “us” or “our”) current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “high visibility,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statements made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable available GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow, as defined herein, are important to investors because Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow are significant components in understanding and assessing financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova Medical Centers ("Nova") and Onsite Innovations, LLC ("Pivot Onsite Innovations") acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define Adjusted Net Income Attributable to the Company as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs. We define Free Cash Flow as cash flow from operations less cash flow from investing activity (excluding business combinations, net of cash acquired). We define ROIC as net operating profit after taxes (assuming annual effective tax rate) divided by average invested capital (which is calculated as average debt + average equity + average operating leases + average redeemable NCI – average cash). We will refer to Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, ROIC and Free Cash Flow throughout these materials. No Duty to Update Any statements made herein are made as of December 31, 2025 unless otherwise noted, and should not be relied upon as representing the Company’s views as of any subsequent date. The Company undertakes no obligation to update or revise information contained herein as a result of new information, future events, or otherwise, except as required by applicable law. Disclaimer

©2025 Concentra Inc. All rights reserved. Concentra At-a-Glance 3 Concentra is the largest provider of occupational health services in the United States by number of locations1, with a mission of improving the health of America’s workforce, one patient at a time KEY STATISTICS 413 Onsite health clinics1 ~13k Total colleagues & affiliated clinicians1,3 $2.1bn TTM Revenue2 19.8% TTM Adj. EBITDA margin2,4 47 States with service offerings1 ~200k Employer customers2 >52,000 Avg. # of patients cared for each business day2 ROBUST FINANCIALS* $414mm TTM Adj. EBITDA2,4 <1% Revenue from government payor reimbursement2 $176mm TTM free cash flow2,5 6 628 Occupational health centers1 <3% Revenue from largest employer customer2 (1) As of September 30, 2025; (2) As of TTM September 30, 2025; (3) The term "colleagues and affiliated clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Free cash flow is a non-GAAP measure, see appendix for a reconciliation *Does not include annualized impact of recent acquisitions (Nova, Pivot Onsite Innovations, PHC) or de novos ( as o f 9 / 30 /25 )

4 Strong Business Fundamentals Industry Leader ▪ Largest provider of occupational health services in the U.S.1, with a differentiated value proposition ▪ Treat ~1 in every 4 injuries that occur within the U.S. workplace2 ▪ >10x the size of next largest pure-play occupational health competitor1 ▪ 1,000+ total locations and multiple delivery channels (occupational health centers, onsite health clinics, telemedicine) Attractive Rate Dynamics ▪ Limited reimbursement / stroke-of-the-pen risk, with <1% exposure to government payor reimbursement3 ▪ Fee-for-service rates that have averaged 3% CAGR over 10-year period4 and largely track inflationary indices Direct Employer Relationships ▪ ~200k employer customers, including 100% of Fortune 100 companies3 ▪ 98% of top 100 employer customers have been with us for 10+ years3 ▪ 200+ person go-to-market & account management team focused on growing customer and ecosystem partner relationships Strong Value Proposition ▪ Demonstrable outcomes for employers and patients ▪ 25% average lower cost per claim vs. competitors5 ▪ 80% of patients rate us a 9 or 10 out of 106 Diversification ▪ Highly diversified by customer (largest customer = <3% revenue, top 1,000 customers = 37% revenue), end-market (largest industry = 10% revenue), and geography (largest state = 16% of occupational health centers)3 Growth Opportunities ▪ History of robust strategic growth, with over 70 acquisitions and de novos since 2016 ▪ Average <3x pro forma EBITDA multiple across all bolt-on M&A deals and de novos since 2016 ▪ Ample white space for additional growth with $176bn in annual work comp spend7 and ~$17bn onsite SAM8 Secular Tailwinds ▪ Demographic/economic trends underpinning short and long-term market growth ▪ (1) Aging workforce and increasing comorbidities resulting in more severe workers’ compensation injuries, (2) reshoring driving job growth, manufacturing industry, and construction demand, (3) AI economy creating new jobs and power build-out needs History & Leadership ▪ 45-year history of keeping America’s workforce healthy and working ▪ Executive leadership team with ~300 years of combined experience with Concentra ▪ Navigated through various economic cycles successfully (1) By occupational health center count, when compared against other pure-play occupational health service providers; (2) Based on number of work-related injuries per the BLS in 2023 (most recently available data); (3) As of TTM September 30, 2025; (4) Represents average Concentra growth in visit-related incremental revenue from reimbursement rates across workers’ compensation and employer services based on Concentra data from FY 2015-2024 (normalized for changes in visit volume); (5) These claim studies conducted by Concentra are based on approximately 500,000 closed claims evaluated between 2020 to 2023 for a select number of Concentra customers, including employers and a workers’ compensation insurance carrier; (6) As of YTD September 30, 2025; (7) In 2023, according to The National Safety Council; (8) Concentra estimate for occupational health and advanced primary care onsite serviceable addressable market (SAM), based on third-party data

Financial Highlights | Q4 Visits & Next Steps

Size & Scale	▪ $2.145bn – $2.160bn Revenue and $425mm – $430mm Adjusted EBITDA[1] (FY 2025 guidance) ▪ +13% YoY growth in Revenue and Adjusted EBITDA (YTD Sep. 2025)
Growth Algorithm	▪ Mid-to-high single digit organic/semi-organic growth - (a) Low single digit visit growth + (b) ~3% rate growth + (c) low single digit core semi-organic growth (bolt-on M&A and de novos) ▪ >5% revenue CAGR over the last 3 years, excluding larger acquisitions (Nova Medical Centers and Pivot Onsite Innovations)
Variable Cost Structure	▪ Variable, highly manageable cost structure that provides downside protection during economic downcycles ▪ >80% of Cost of Services expense is variable
Margin Profile	▪ Stable, growing margin profile at ~20% Adj. EBITDA margin[1], despite additional public company expenses and separation process
Free Cash Flow[2]	▪ Long track record of >100% FCF conversion[2] ▪ Nearly $1bn of free cash flow[2] since 2021
Return on Capital	▪ Strong, consistently increasing mid-teens ROIC[3] with attractive ROIC/WACC ratio ▪ Commitment to returning capital to shareholders through dividend (~1.3% yield[4]) and authorization of $100mm share buyback program
Leverage	▪ 3.6x net leverage as of Q3 2025, with high visibility into ≤3.5x by year-end 2025 and <3.0x by year-end 2026[5]

Q4 2025 Early Look

Visits per Day (year-over-year)	Excluding Nova	Total Company
Workers' Compensation	+3.4%	+9.1%
Employer Services	+2.3%	+9.4%

- Repurchased ~1.1 million shares in Q4 2025
- In process of closing books for Q4 and FY 2025

2025-2026 Next Steps

In late January, Concentra to provide the following:

✓ Q4 and FY 2025 flash results

✓ 2026 guidance

✓ Investor book (comprehensive Concentra and industry primer)

Regularly scheduled Q4 earnings call in late February

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Free cash flow and free cash flow conversion are non-GAAP measures, see appendix for a reconciliation; (3) Return on invested capital ("ROIC") is a non-GAAP measure, see appendix for a reconciliation to the most comparable GAAP measure; ROIC is adjusted for operating leases; (4) Dividend yield calculated as ($0.0625 dividend per share per quarter since IPO x 4) / ($19.50 share price as of 1/7/26); (5) Net Leverage = Net Debt / Adjusted EBITDA (per credit agreement)

Concentra 5

©2025 Concentra Inc. All rights reserved. Improving the health of America’s workforce, one patient at a time.

©2025 Concentra Inc. All rights reserved. Appendix

8 Reconciliation of 2025 Full-Year Adjusted EBITDA Guidance Range ($ in millions) Low High Net Income Attributable to the Company $156 $161 Net Income Attributable to Non-Controlling Interests 7 7 Net Income $163 $168 Loss on Early Retirement of Debt 1 1 Income Tax Expense 53 55 Interest Expense 110 109 Income from Operations $327 $333 Stock Compensation Expense 10 10 Depreciation and Amortization 76 75 Separation Transaction Costs 5 5 Nova and Pivot Onsite Innovations Acquisition Costs 7 7 Adjusted EBITDA $425 $430 Adjusted Net Income Attributable to the Company1 $166 $171 Note: May not foot due to rounding (1) Calculated as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs

9 Reconciliation of Net Income to Adjusted EBITDA Note: May not foot due to rounding TTM Sep. 30, ($ in thousands) 2025 Revenue $2,089,378 Net Income $159,458 Income Tax Expense 54,224 Interest Expense (Income) 108,863 Loss on Early Retirement of Debt 875 Stock Compensation Expense 8,711 Depreciation and Amortization 71,136 Separation Transaction Costs 2,824 Nova and Pivot Onsite Innovations Acquisition Costs 8,046 Adjusted EBITDA $414,137 Net Income Margin 7.6% Adjusted EBITDA Margin 19.8%

10 Reconciliation to Free Cash Flow Note: May not foot due to rounding ($ in millions) FY 2021 FY 2022 FY 2023 FY 2024 YTD Sep. 2025 FY 2021- YTD Sep. 2025 TTM Sep. 30, 2025 Net Cash Provided by Operating Activities $291 $274 $234 $275 $161 $1,235 $254 Net Cash Used in Investing Activities $(62) $(58) $(75) $(71) $(395) $(661) $(411) Business Combinations, Net of Cash Acquired $20 $10 $6 $7 $333 $376 $333 Free Cash Flow $249 $226 $165 $210 $99 $950 $176 Net Income $216 $172 $185 $172 $137 $882 Free Cash Flow Conversion 108%

11 Reconciliation to Return on Invested Capital (ROIC) Note: May not foot due to rounding; (1) Assuming annual effective tax rate; (2) ROIC calculated as (i) NOPAT divided by (ii) Average Invested Capital ($ in millions) TTM Sep. 30, 2025 Operating Income $323 (x) 1-Effective Tax Rate1 76% (i) NOPAT $244 Starting Debt $1,482 Ending Debt $1,612 (a) Average Debt $1,547 Starting Equity (BV) $283 Ending Equity (BV) $391 (b) Average Equity (BV) $337 Starting Redeemable NCI (BV) $18 Ending Redeemable NCI (BV) $19 (c) Average Redeemable NCI (BV) $19 Starting Cash $137 Ending Cash $50 (d) Average Cash $93 (ii) Average Invested Capital (a)+(b)+(c)-(d) $1,810 ROIC2 13.5%